SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) June 10, 2005

                              Avatar Systems, Inc.
             (Exact name of registrant as specified in its charter)

             Texas                      000-32925                75-2763037
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

5728 LBJ Freeway, Suite 270, Dallas, Texas                          75240
 (Address of principal executive offices)                        (Zip code)

                                 (214) 720-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition.
-------------------------------------------------------

On June 10, 2005, Avatar Systems, Inc. issued a press release announcing its first quarter 2005 operating results.

Item 8.01 Other Events.
-----------------------

On June 10, 2005, Avatar Systems, Inc. issued a press release announcing its selection by the Dallas Morning News in its Top 200 Dallas-Fort Worth Businesses List for The Third Consecutive Year.

Exhibit Number          Exhibit
--------------          -------

99.1                    Press release dated June 10 2005

99.2                    Press release dated June 10 2005


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Avatar Systems, Inc.

                                           /s/ Robert C. Shreve, Jr
                                          --------------------------------------
Date: June 15, 2005                       Robert C. Shreve, Jr.
                                          President, Chief Executive Officer and
                                          Chief Financial Officer